UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2022, Harmonic Inc. (the “Company”) entered into a fourth amendment (“Amendment No. 4”) to that certain Credit Agreement, dated December 19, 2019, by and among the Company and Harmonic International GmbH, as co-borrowers, certain subsidiaries of the Company from time to time party thereto, as guarantors, and JPMorgan Chase Bank, N.A., as lender (as amended, the “Credit Facility”). Amendment No. 4 amends the Credit Facility to, among other things (i) extend the maturity date of the Credit Facility to the earlier of (a) October 28, 2025 or (b) subject to certain exceptions, the date that is 90 days prior to the maturity date of the Company’s 2.00% Convertible Senior Notes due 2024 (to the extent such notes remain outstanding as of such date), (ii) amend the interest rate provisions to replace LIBOR with SOFR as the interest rate benchmark and (iii) make certain other revisions as more fully set forth therein. As amended, the revolving loans bear interest, at the Company’s election, at a floating rate per annum equal to either (1) 2.00% plus the greater of (i) 2.50% and (ii) the prime rate as reported in the Wall Street Journal from time to time, or (2) 3.00% plus adjusted term SOFR for an interest period of one, three or six months.

The description of Amendment No. 4 is qualified in its entirety by reference to the text of Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to Credit Agreement, dated as of October 28, 2022, by and among Harmonic Inc., Harmonic International GmbH and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2022	HARMONIC INC.

	By:	/s/ Sanjay Kalra
Name: Sanjay Kalra
Title: Chief Financial Officer